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                                                                    Exhibit 10.5







   Voting Agreement between certain holders of common stock in the Registrant and the Registrant, dated March 17, 1999.














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                           DICOM IMAGING SYSTEMS, INC.
                          SHAREHOLDER VOTING AGREEMENT

         THIS SHAREHOLDER VOTING AGREEMENT (THE "AGREEMENT") IS MADE AND ENTERED INTO THIS 17 DAY OF MARCH, 1999, BY AND AMONG DICOM IMAGING SYSTEMS, INC., A NEVADA CORPORATION (THE "COMPANY" OR "DICOM"), AND THOSE CERTAIN HOLDERS OF THE COMPANY'S COMMON STOCK AND/OR OPTIONS TO PURCHASE COMMON STOCK WHO HAVE EXECUTED A COUNTERPART SIGNATURE PAGE HERETO (THE "KEY SHAREHOLDERS").

WITNESSETH:

         WHEREAS, THE KEY SHAREHOLDERS ARE THE BENEFICIAL OWNERS OF AN AGGREGATE OF 2,400,000 SHARES OF THE COMMON STOCK OF THE COMPANY; AND

         WHEREAS, IN CONNECTION WITH THE CONSUMMATION OF THE CAPITAL CONTRIBUTION AGREEMENT DATED MARCH 17, 1999 (THE "CONTRIBUTION AGREEMENT"), THE COMPANY AND THE KEY SHAREHOLDERS HAVE AGREED TO PROVIDE FOR THE FUTURE VOTING OF THEIR SHARES OF THE COMPANY'S CAPITAL STOCK AS SET FORTH BELOW;

         NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS CONTAINED HEREIN AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE PARTIES HERETO AGREE AS
FOLLOWS:

1. VOTING

         1.1 SHARES. The Key Shareholders each agree to vote all shares of voting capital stock of the Company registered in their respective names or beneficially owned by them as of the date hereof (and any and all other securities of the Company legally or beneficially acquired by each of the Key Shareholders after the date hereof, including stock received upon exercise of options now held or hereafter received) (hereinafter collectively referred to as the "Common Shares") in accordance with the provisions of this Agreement.

         1.2 ELECTION OF DIRECTORS. The Key Shareholders each agree that until such time as this Agreement is terminated, the Company's Board of Directors (the "Board") shall consist of five (5) members, each of whom shall be elected by the Key Shareholders in the manner described in this Section 1.2. The Key Shareholders agree to vote all Common Shares held by them (or the holders thereof shall consent pursuant to an action by written consent of the shareholders) so as to nominate and elect members of the Company's Board of Directors as follows:

                  1.2.1 Four (4) nominees shall be selected by the holders of those shares of Dicom Common Stock issued to Torchmark pursuant to the Contribution Agreement (the "Torchmark Shares").







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                  1.2.2 One (1) nominee shall be selected by Stephen Winter or a designee thereof.

                  1.2.3 Any vote taken to remove any director elected pursuant to this Section 1.2, or to fill any vacancy created by the resignation of a director elected pursuant to this Section 1.2, shall also be subject to the provisions of this Section 1.2.

         1.3 The Key Shareholders each agree that until such time as this Agreement is terminated, they will vote all Common Shares held by them (or the holders thereof shall consent pursuant to an action by written consent of the shareholders) against an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company.

         1.4 LEGEND.

                  1.4.1 Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed, on certificates representing the Common Shares the following restrictive legend (the "Legend"):

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A SHAREHOLDERS AGREEMENT DATED ___________, 1999 WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH SHAREHOLDERS AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS."

                  1.4.2 The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance or otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Common Shares.

         1.5 SUCCESSORS. The provisions of this Agreement shall be binding upon the successors in interest to any of the Common Shares. The Company shall not permit the transfer of any of the Common Shares on its books or issue a new certificate representing any of the Common Shares unless and until the person to whom such security is to be transferred shall have executed a written agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were a Key Shareholder.

         1.6 OTHER RIGHTS. Except as provided by this Agreement, each Key Shareholder shall exercise the full rights of a shareholder with respect to the Common Shares.




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2. REGISTRATION RIGHTS

         2.1 REGISTRATION AND QUALIFICATION.

                  2.1.1 PIGGYBACK REGISTRATION. If the Company proposes to register any equity security (as defined in Section 3(a)(11) of the Securities Exchange Act of 1934, as amended) under the Securities Act of 1933, as amended (the "Securities Act"), on any registration form prescribed by the Securities and Exchange Commission (the "Commission") permitting a secondary offering or distribution other than Form S-4 or S-8 (and other than a registration filed in connection with an exchange offering or an offering of securities solely to existing holders of the Company's securities), not less than 30 days prior to each such registration, the Company shall give to the Key Shareholders written notice of such proposal which shall describe in detail the proposed registration and distribution (including those jurisdictions where registration or qualification under the securities or blue sky laws is intended) and, upon the written request of any Key Shareholder given within 15 days after the date of any such notice, proceed to include in such registration such Common Shares as have been requested by any such Key Shareholders to be included in such registration. The Company will in each instance use its commercially reasonable best efforts to cause any Common Shares (but not for when-issued trading), the Key Shareholders of which shall have so requested registration thereof, to be registered under the Securities Act and qualified under the securities or blue sky laws of any jurisdiction requested by a prospective seller; provided, that in the event such registration is an underwritten primary offering on behalf of the Company and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration, in descending order of priority, (i) first, the aggregate number of securities to be issued by the Company, (ii) second, the Common Shares requested by the Key Shareholders to be included in such registration, and (iii) third, other securities requested to be included in such registration; and provided further, that to the extent such priority violates any agreement of the Company with respect to registration of its equity securities, the shares covered in any such agreement shall be treated on a pro rata basis with the Common Shares requested by the Key Shareholders to be included in such registration. The Company will select the managing underwriters for any offering made pursuant to this Section 2.1.1.

                  2.1.2 DEMAND REGISTRATION. The holders may: (i) on two (2) occasions require the Company to effect the registration of Common Shares on Form S-3 (or any successor form thereto, a "Short Form Registration); and (ii) in the event a Short Form Registration is unavailable at the time of such request on one (1) occasion, require the Company to effect the registration (but not for when-issued trading) of Common Shares on Form S-1 (or any successor form thereto, a "Long Form Registration"), in each case pursuant to the provisions of this Section 2.1.2. If one or more Key Shareholders holding at least a majority in interest of the Common Shares held by all Key Shareholders shall give notice to the Company to the effect that such Key Shareholders desire to transfer Common Shares pursuant to a public distribution (within the meaning of the Securities Act), then the Company shall, as promptly as practicable after receipt of such notice (but in any event within 90 days after receipt of such notice), file a registration statement on the appropriate form pursuant to the Securities Act and cause Common Shares to be registered under the Securities Act and qualified under the securities or blue sky laws of any jurisdiction requested by a prospective seller, to the end that such Common Shares may be sold by the holders thereof under the Securities Act and pursuant to the securities or blue sky laws of the jurisdictions requested, as promptly as is practicable thereafter and the Company will use its best efforts to cause any such registration to become effective and to keep the prospectus included therein current until the distribution shall have been completed; provided that such holders shall furnish the Company with such appropriate information in connection therewith as the Company may reasonably request in writing. Notwithstanding the foregoing, the Company shall not be required to effect any registration hereunder for less than 100,000 Common Shares (subject to appropriate adjustment in the case of stock dividends, stock splits, recapitalizations and the like). The managing underwriters, if any, for any offering made pursuant to this Section 2.1.2 shall be selected by the Company, subject to the consent of the Key Shareholders participating in such offering, which consent shall not be unreasonably withheld.




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                  2.1.3 TERMINATION OF REGISTRATION RIGHTS. The registration rights contained in this Section 2 terminate at such time as all of the Common Shares held by the Key Shareholders are either sold pursuant to an effective registration statement under the Securities Act or are eligible for sale in any period of three consecutive months pursuant to Rule 144 under the Securities Act.

         2.2 REGISTRATION AND QUALIFICATION PROCEDURES. Whenever the Company is required by the provisions of Section 2.1 to use its commercially reasonable best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as is practicable:

                  2.2.1 prepare and file with the Commission a registration statement with respect to such securities;

                  2.2.2 prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and the prospectus current and to comply with the provisions of the Securities Act with respect to the sale of all securities covered by such registration statement whenever the seller of such securities shall desire to sell the same;

                  2.2.3 furnish to each seller such number of copies of the registration statement, preliminary prospectuses and prospectuses and each supplement or amendment thereto and such other documents as each seller may reasonably request in order to facilitate the sale or other disposition of the securities owned by such seller in conformity with (i) the requirements of the Securities Act and (ii) the seller's proposed method of distribution;

                  2.2.4 register or qualify, or utilize an exemption from registration or qualification with respect to, the securities covered by such registration statement under the securities or blue sky laws of such jurisdictions within the United States as each seller shall reasonably request, to the extent possible, and do such other reasonable acts and things as may be required of it to enable each seller to consummate the sale or other disposition, in such jurisdictions, of the securities owned by such seller;

                  2.2.5 provide and cause to be maintained a transfer agent and registrar for securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                  2.2.6 if requested by the underwriters for any underwritten offering of securities pursuant to a registration requested under Section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, provisions with respect to indemnities and contribution as are reasonably satisfactory to such underwriters and the sellers; and the sellers on whose behalf securities are to be distributed by such underwriters will be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, will also be made to and for the benefit of such sellers;

                  2.2.7 furnish, at the request of any seller, on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, covering such legal matters with respect to the registration in respect of which such opinion is being given as are customarily included in such opinion and (ii) letters, dated, respectively, (1) the effective date of the registration statement and (2) the date such securities are delivered to the underwriters, if any, for sale pursuant to such registration, from a firm of independent certified public accountants of recognized standing selected by the Company, addressed to the underwriters, if any, covering such financial, statistical and accounting matters with respect to the registration in respect of which such letters are being given as are customarily included in such letters;




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                  2.2.8 otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders as soon as reasonably practicable, but not later than 16 months after the effective date of the registration statement, an earnings statement covering a period of at least 12 months beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 10(a) of the Securities Act;

                  2.2.9 make available for inspection by the sellers, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by the sellers or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by the sellers, underwriter, attorney, accountant or agent in connection with such registration statement;

                  2.2.10 keep each seller advised in writing as to the initiation and progress of any registration under Section 2.1, as the case may be; and

                  2.2.11 during the period when the registration statement is required to be effective, notify each seller of the happening of any event as a result of which the prospectus included in the registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  2.2.12 Holder covenants and agrees that it will provide customary representations and warranties and opinion of counsel, if requested by the underwriters, if any, in any registered offering effected pursuant to
Section 2.1.

         2.3 ALLOCATION OF EXPENSES. If the Company is required by the provision of Section 2.1 to use its commercially reasonable best efforts to effect the registration or qualification under the Securities Act or any state securities or blue sky laws of any Common Shares, the Company will pay all expenses (other than underwriters' discounts and commissions with respect to such shares and legal fees and expenses of the Holders) in connection therewith, including, without limitation, (a) all expenses incident to filing with the National Association of Securities Dealers, Inc., (b) registration fees, (c) printing expenses, (d) accounting and legal fees and expenses, (e) expenses of any special audits incident to or required by any such registration or qualification of the Company, (f) expenses of complying with the securities or blue sky laws of any jurisdictions in connection with such registration or qualification and
(g) all listing and other stock exchange or Nasdaq fees.



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3. TERMINATION

         3.1 This Agreement will continue in full force and effect from the date hereof through the earliest of the following dates, on which it shall terminate in its entirety (with the exception of the provisions of Section 2, which shall survive any such termination until the period specified in Section 2.1.3):

                  3.1.1 the date on which the Company's Common Stock is first listed on either (i) the Nasdaq National Market, or (ii) the New York Stock Exchange; or

                  3.1.2 ten (10) years from the date of this Agreement;

4. MISCELLANEOUS

         4.1 OWNERSHIP. Each Key Shareholder represents and warrants that (a) she/he now owns the Common Shares, free and clear of liens or encumbrances, and has not, prior to or on the date of this Agreement, executed or delivered any proxy or entered into any other voting agreement or similar arrangement other than one which has expired or terminated prior to the date hereof, and (b) such Key Shareholder has full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of, such Key Shareholder enforceable in accordance with its terms.

         4.2 FURTHER ACTION. If and whenever the Common Shares are sold, the Key Shareholders or the personal representative of the Key Shareholders shall do all things and execute and deliver all documents and make all transfers, and cause any transferee of the Common Shares to do all things and execute and deliver all documents, as may be necessary to consummate such sale consistent with this Agreement.

         4.3 SPECIFIC PERFORMANCE. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

         4.4 AMENDMENT OR WAIVER. This Agreement may be amended (or provisions of this Agreement waived) only by an instrument in writing signed by (i) the Company, and (ii) all of the Key Shareholders. Any amendment or waiver so effected shall be binding upon the Company, each of the parties hereto and any assignee of any such party.

         4.5 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby unless such construction would clearly be contrary to the intention of the parties or would result in an unconscionable injustice.

         4.6 SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, administrators, executors and other legal representatives.

         4.7 ADDITIONAL SHARES. In the event that subsequent to the date of this Agreement any shares or other securities (other than any shares or securities of another corporation issued to the Company's shareholders pursuant to a plan of merger) are issued on, or in exchange for, any of the Common Shares by reason of any stock dividend, stock split, consolidation of shares, reclassification or consolidation involving the Company, such shares or securities shall be deemed to be Common Shares for purposes of this Agreement.



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         4.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

         4.9 WAIVER. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

         4.10 ATTORNEY'S FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the most prevailing party in such dispute shall be entitled to recover from the other party all fees, costs and expenses reasonably incurred to enforce any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys, which shall include, without limitation, reasonable fees, costs and expenses of appeals.

         4.11 ENTIRE AGREEMENT. This Agreement and the Exhibits hereto, along with the Capital Contribution Agreement and each of the associated agreements, Annexes, and schedules thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

         4.12 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Nevada, without application of its conflict of laws provisions. The parties hereby irrevocably and unconditionally submit in any legal action or proceeding relating to this Agreement to the non-exclusive general jurisdiction of the courts of the State of Nevada and of the United States located in Clark County, Nevada and, in any such action or proceeding, consent to jurisdiction in such courts and waive any objection to the venue in any such court.



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         IN WITNESS WHEREOF, the parties hereto have executed this Shareholders
Agreement as of the date first above written.

COMPANY:

DICOM IMAGING SYSTEMS, INC.

By:
   ----------------------------------
Title:
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KEY SHAREHOLDERS:


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Torchmark Holdings



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James Ullock



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Sheryl Gagne













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